                                                                  Exhibit 10.6.3

                                  NONQUALIFIED
                             STOCK OPTION AGREEMENT

Date:

Company:  (Company)                                   Date(s) First Exercisable:
Date of Grant:                                        Number:
No. of shares of Common Stock:  (Number)              Number:
Option price per share of Common Stock:  $            Number:

PERSONAL AND CONFIDENTIAL

(Name and Address)

Dear (Name):

We are pleased to inform you that as an Eligible Individual of the Company referred to above you have been granted a Stock Option under the Ormat
Technologies, Inc. 2004 Incentive Compensation Plan.

By your signature, you agree that these Options are granted under and governed by the Ormat Technologies, Inc. 2004 Incentive Compensation Plan and the
Nonqualified Stock Option Terms and Conditions, and acknowledge receipt of both documents, as well as the form[s] of Notice of Exercise of Stock Option, together with the Plan Prospectus.

As set forth in Paragraph 1 of the Nonqualified Stock Option Terms and
Conditions, a signed copy of this agreement must be received by the Corporate
Secretary of the Company, c/o Ormat Industries Ltd, Industrial Area, P.O. Box
68, Yavneh 8100 Israel before 5:00 P.M. EST (New York time) on the 30th day after the grant date. If the 30th day is a holiday in the United States or in
Israel, such signed copy of this agreement will be considered timely received if it is received by 5:00 P.M. EST (New York time) of the following business day in the United States and Israel after such holiday. Failure to return a signed copy of this agreement will terminate this Option.

Sincerely yours,

ORMAT TECHNOLOGIES, INC.

-----------------------------                       ----------------------------
[Officer Name]                                      Signature of Optionee

                                                    ----------------------------
                                                    Date

                            NONQUALIFIED STOCK OPTION
                              TERMS AND CONDITIONS

As a participant in the Ormat Technologies, Inc. 2004 Incentive Compensation
Plan (the Plan), you will be able to purchase shares of Common Stock of Ormat
Technologies, Inc. (Ormat) provided that you accept your Award as set forth in
Paragraph 1 below. Subject to the terms and conditions below and the terms and conditions of the Plan, the minimum amount which may be purchased at any one time is 100 shares of Common Stock unless you have fewer remaining shares of
Common Stock covered by your Option. Note that all capitalized terms in this
Stock Option Agreement are defined in the Plan, except as indicated in the Stock
Option Agreement. All terms of the Plan are hereby incorporated into these Term and Conditions.

The date of the grant, the maximum number of shares of Common Stock the Option entitles you to purchase, the Option price per share of Common Stock and the date or dates on which the Option will ordinarily be first exercisable are listed at the top of the Stock Option Agreement. For United States employees, the Option is not intended to be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code. The classification of options as incentive stock options or nonqualified stock options is relevant for U.S.
employees (i.e. individuals who are either U.S. citizens or U.S. tax residents or who are or who have worked in the United States). For those employees, incentive stock options may provide more favorable tax treatment for recipients under the Internal Revenue Code.

         1. Acceptance of Option. The Option cannot be exercised unless you sign the Stock Option Agreement and return it, so that it is received by the
Corporate Secretary of the Company, c/o Ormat Industries Ltd, Industrial Area,
P.O. Box 68, Yavneh 8100 Israel (or to such other person and place as Ormat may specify in writing), before 5:00 P.M. EST (New York time) on the 30th day after the date of grant. If the 30th day is a holiday in the United States or in
Israel, such signed copy of this agreement will be considered timely received if it is received by 5:00PM EST (New York time) of the following business day in the United States and Israel after such holiday. If the Corporate Secretary does not receive your signed Stock Option Agreement by this time, then the Option will terminate immediately. Your signing and delivering of a copy of the Stock
Option Agreement to which these Terms and Conditions are attached will not commit you to purchase any of the shares of Common Stock under the Option but will indicate your acceptance of the Option upon these terms and conditions.

         2. Exercise.

         (a) Except as provided in this Paragraph 2 and in Paragraph 4, the
Option will be exercisable during the period beginning on the date or dates set forth under the heading "Date(s) First Exercisable" in the Stock Option
Agreement and ending ten years from the date of grant (its expiration date).
During this period, the Option is exercisable in whole or in part from time to time in amounts of not less than 100 shares of Common

Stock (except that if you have fewer than 100 shares of Common Stock remaining covered by the Option, the Option may be exercised for the full number of remaining shares of Common Stock).

         (b) The Option will not become exercisable, except as provided in the
Vesting Schedule in (c) and (d) below.

         (c) The Option will be exercisable in accordance with the Vesting
Schedule as follows: [Insert Vesting Schedule]

         (d) Despite the language in (c) above, the unexercisable portion of the
Option hereby granted (in accordance with the Vesting Schedule) will terminate on the date of your Termination of Service for any reason. If you incur a
Termination of Service for any reason other than death or Retirement, the exercisable portion of the Option hereby granted will be exercisable for thirty days following your Termination of Service; provided that in no event will the
Option be exercisable after the expiration of ten years from the date of grant.
If you incur a Termination of Service because you die, or because of Retirement, your personal representative or you, respectively, may exercise the exercisable portion of the Option hereby granted for one year following the Termination of
Service (but not later than ten years from the date of grant) because you died or because of Retirement. For purposes of the Stock Option Agreement, you will incur a Termination of Service on the date that the entity granting you this
Option is no longer a Subsidiary. Note that if a Tandem Stock Appreciation Right is granted in conjunction with this Option, either the Stock Appreciation Right or the Option may be exercised when exercisable, not both, and the non-exercised
SAR or Option is forfeited.

         3. Transferability of Option. You will not be able to transfer the
Option except: (i) if you die, by will or by the laws of descent or distribution; (ii) pursuant to a domestic relations order; or (iii) by gift to your Family Member, as defined in Section 14(d) of the Plan.

         4. Death or Retirement. If you incur a Termination of Service at Ormat or at a Subsidiary because you die or because of Retirement, the Option will only be exercisable to the extent it was exercisable under the Vesting Schedule specified in Paragraph 2(c) on the date of your death or on the date of your
Retirement. Notwithstanding Paragraph 2, if you incur a Termination of Service because you die or because of Retirement, your personal representative or you, respectively, may exercise the exercisable portion of the Option hereby granted for one year following the Termination of Service (but not later than ten years from the date of grant) because you died or because of Retirement.

         5. Stock Exchange Listing. Ormat is not obligated to deliver any shares of Common Stock until they have been listed on each stock exchange on which
Ormat's Common Stock is listed and until Ormat is satisfied that all applicable laws and regulations have been met. Ormat agrees to use its best efforts to list the shares of Common Stock and meet all legal requirements so that the shares of
Common Stock can be delivered. No fractional shares of Common Stock will be delivered.

         6. Transfer of Service; Leave of Absence. For purposes of this Stock
Option Agreement, (a) if you transfer between Ormat and a Subsidiary or from one
Subsidiary to another Subsidiary as an employee, as a director or as an independent contractor, without an intervening period, it will not be considered a Termination of Service, and (b) any leave of absence granted in writing will not constitute an interruption in your service with Ormat.

         7. Adjustments. If there is a merger, consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the Committee may make such adjustments in: (i) the aggregate number of shares of Common Stock subject to the Plan and the number of shares of Common Stock that may be subject to
Awards to any individual Participant in the Plan as well as the aggregate number of shares of Common Stock that may be made subject to any type of Award; (ii)
the number and kind of shares of Common Stock that are subject to any Option
(including any Option outstanding after Termination of Service) and the Option price per share without any change in the aggregate Option price to be paid for the Option upon exercise of the Option; and (iii) the number and kind of SARs granted or that may be granted under the Plan. The determination by the
Committee as to the terms of any such adjustments will be final, conclusive and binding.

         8. Stockholder Rights. Neither you nor any other person will have any rights of a stockholder as to shares of Common Stock under the Option until, after proper exercise of the Option, such shares of Common Stock will have been recorded on Ormat's official stockholder records as having been issued or transferred.

         9. Notice of Exercise. Subject to these Terms and Conditions, the
Option may be exercised, by a written notice of exercise on a form approved by the Committee that: (i) is signed by the person or persons permitted to exercise the Option; (ii) is delivered to the Corporate Secretary of the Company, c/o
Ormat Industries Ltd, Industrial Area, P.O. Box 68, Yavneh 8100 Israel (or to
such other person and place as Ormat may specify in writing); (iii) elects to exercise the Option as indicated in the notice of exercise; (iv) states the number of shares of Common Stock as to which the Option is being exercised; and
(v) unless otherwise provided in the notice of exercise, is accompanied by payment in full of the Option price of such shares of Common Stock. The notice of exercise may be delivered by facsimile transmission or electronic mail. Any notice of exercise delivered as required by this paragraph will be effective only in accordance with the provisions of and to the extent set forth in the notice of exercise. If a properly executed notice of exercise is not delivered to Corporate Secretary (or other person designated by Ormat) by 5:00 P.M. EST
(New York time) of the applicable expiration date specified in Paragraphs 2 and
4, the notice will be deemed null and void and of no effect. If notice of exercise of the Option is given by a person other than you, Ormat may require as a condition to exercising the Option that appropriate proof of the right of such person to exercise the Option be submitted to Ormat. Certificates for any shares of Common Stock purchased upon exercise will be issued and delivered as soon as practicable.

         10. Payment of Option Price. You may pay the Option price for shares of
Common Stock: (i) in cash; (ii) by the delivery of shares of Ormat Common Stock that you have held for at least one year and that have a total fair market value equal to the Option price; or (iii) by a combination of cash and such shares of
Common Stock that you have held for a period of at least one year and that have a total fair market value which, together with such cash, equals the Option price. The "fair market value" of shares or per share of Ormat Common Stock as of any date means the value determined by reference to the closing price of a share of Ormat Common Stock as finally reported on the New York Stock Exchange or other stock exchange on which Ormat Common Stock is traded for the trading day next preceding such date. You may also pay the Option price from the proceeds of the sale of shares of Common Stock covered by the Option, (called a
"cashless exercise"), to the extent provided in the notice of exercise referred to in Paragraph 9.

         11. Tax Withholding for U.S. Employees. If you are a U.S. citizen or a
U.S. tax resident or you are working or have worked in the United States for
Ormat, if and to the extent Federal income tax withholding (and state and local income tax withholding, if applicable) may be required by Ormat in respect of taxes on income you realize after exercise of any portion of the Option, Ormat may withhold such required amounts from your future paychecks or may require that you deliver to Ormat the amounts to be withheld. You may also pay the minimum required Federal income tax withholding (and state and local income tax withholding, if applicable) by electing either to have Ormat withhold a portion of the shares of Common Stock otherwise issuable upon exercise of the Option, or to deliver other shares of Common Stock you own, in either case having a fair market value (on the date that the withholding amount is to be determined) of the minimum amount required to be withheld, provided that the election will be irrevocable and will be subject to such rules as the Committee may adopt. You may also arrange to have any tax (or taxes) paid directly to Ormat on your behalf from the proceeds of the sale of Common Stock to the extent provided in the notice of exercise referred to in Paragraph 9.

         12. Tax Withholding For Israeli Employees

         (a) Any tax liability, of any kind due to the Plan, or resulting from it (including, without derogating from the aforementioned, income tax, capital gains tax, social security and health tax), and any other obligatory payment applicable as a result of the grant of the Options, their exercise and the sale of the Common Stock derived from such exercise ("the Option Shares"), will be fully borne by the Optionee.

         (b) The Company recommends that you consult with professional advisors and that you consider the tax implications, including the result of the application of Section 102 of the Israeli Tax Ordinance [New Version], of the
grant of the Options, of their exercise and of the sale of the Option Shares.

         (c) In accordance with the provisions of Section 102 of the Israeli Tax
Ordinance [New Version], as in force on the date hereof, the Trustee (as defined below) will hold the Options in trust for the benefit of the Optionee until the
Options are

exercised, if at all (or until the termination of the exercise period, to the extent the Options remain unexercised, as applicable). For purposes of this
Paragraph 12, "Trustee" will mean whoever is approved by Israel's Commissioner of Inland Revenue to act in this capacity for the purpose of Section 102 of the
Israeli Tax Ordinance [New Version]. Consequently, the Trustee will hold the
Options and/or the Option Shares (including any bonus shares or shares derived from issuance of rights exercised during the Option's exercise period) in trust for the benefit of the Optionee for at least 24 months following the termination of the year during which the Options were allotted (the "minimal restriction period"), and will not transfer the Options and the Options Shares to the
Optionee prior to the full payment of the applicable taxes. Transfer of the
Option Shares from the Trustee to the Optionee or their sale by the Trustee prior to the termination of the minimal restriction period, might involve tax implications (which the Optionee should consider prior to taking any such action).

         (d) The Company has contracted with the Trustee with respect to the
Options and the Option Shares (the "trust agreement") and the provisions of the trust agreement will apply and obligate any Optionee who receives Options under the Plan. The main provisions of the trust agreement are: (i) the Company will not allot Options to its Optionees but will allot them to the Trustee who will hold them for at least the minimal restriction period; (ii) during the minimal restriction period, the Options and the Option Shares will not be transferable;
and (iii) after termination of the minimal restriction period, the Optionee will be entitled to demand that the Trustee transfer the Option Shares to the
Optionee's name, provided either: (A) the tax applicable to the Optionee under
Section 102 of the Israeli Tax Ordinance [New Version] has been paid and the
Trustee holds a conformation for the payment issued by the tax authorities; or
(B) the Trustee has transferred to the tax authorities 25% of the consideration received by it for the sale of the Option Shares, on account of the applicable tax. The Plan and the trust agreement will apply to any bonus shares and/or rights granted to the Optionee, mutatis mutandis.

         (e) The Company has undertaken not to allot securities to Optionees under Section 102 of the Israeli Tax Ordinance [New Version], unless it received a confirmation from the Optionee that the Optionee undertakes vis-a-vis the tax authorities not to exercise the Options prior to the termination of the minimal restriction period.

         (f) The transfer of the Option Shares from the Trustee to the Optionee or their sale by the Trustee for the benefit of the Optionee, all in accordance with the Optionee's order (which may only take place after the termination of the minimal restriction period, i.e - after 24 months have passed since the end of the year during which the Options were allotted), is possible and may be done in accordance and under the rules, conditions and arrangements to be agreed between the Company and the Trustee and in accordance and subject to applicable law and arrangements (if existing) with the tax authorities.

         (g) The provisions of Section 102 of the Israeli Tax Ordinance [New
Version] will apply on the Options to be granted to the Optionees, (i.e., allotment via Trustee), in the capital lane. Any tax debit to the Optionee will occur upon the earlier of

the time the Option Shares will be transferred from the Trustee to the Optionee or the time of the sale of the securities by the Trustee, without any debit occurring at the time the Options will be allotted.

         (h) In accordance with Paragraph 12(g) above, and since the Company has chosen the capital gains lane, as specified in section 102, any income from the realization of the benefit by the Optionee will be deemed as a capital gain and will be taxed at the rate of 25%, excluding the portion of the income equaling the difference between the exercise price and the average price of the Common
Stock during the 30 trading days prior to the allotment, which will be deemed as working income and will be subject to income tax, according to the rate applicable to the Optionee, and social security tax and health tax.

         13. Tax Withholding For Other Non-U.S. Employees

         [Local Counsel to provide]